BNY Mellon Global Emerging Markets Fund
Statement of Investments
January 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 99.4%
Brazil — 5.6%
Raia Drogasil SA	1,773,379	6,493,837
TOTVS SA	1,622,549	9,467,565
WEG SA	605,659	5,742,518
		21,703,920
China — 21.6%
ANTA Sports Products Ltd.	825,400	9,044,984
Contemporary Amperex Technology Co. Ltd., Cl. A	275,300	10,012,534
Kanzhun Ltd., ADR (a)	195,578	2,818,279
Midea Group Co. Ltd., Cl. A	1,129,000	11,668,494
NARI Technology Co. Ltd., Cl. A	2,373,915	7,614,979
NetEase, Inc.	555,600	11,631,417
Proya Cosmetics Co. Ltd., Cl. A	415,900	4,921,093
Sungrow Power Supply Co. Ltd., Cl. A	307,280	3,124,896
Tencent Holdings Ltd.	434,068	23,319,402
		84,156,078
Hong Kong — 1.7%
AIA Group Ltd.	943,200	6,717,633
India — 23.1%
HDFC Bank Ltd.	564,405	11,069,320
HDFC Life Insurance Co. Ltd. (b)	705,846	5,199,544
ICICI Bank Ltd.	565,633	8,181,202
Info Edge India Ltd.	79,305	7,071,745
Mahindra & Mahindra Ltd.	235,353	8,123,997
MakeMyTrip Ltd. (a)	83,366	9,109,403
Marico Ltd.	858,702	6,648,735
Sona BLW Precision Forgings Ltd. (b)	760,239	4,426,289
Tata Consultancy Services Ltd.	199,140	9,454,846
Titan Co. Ltd.	251,733	10,143,721
Tube Investments of India Ltd.	158,109	6,064,150
Zomato Ltd. (a)	1,835,389	4,669,193
		90,162,145
Indonesia — 2.3%
Bank Mandiri Persero Tbk PT	11,973,200	4,425,677
Bank Rakyat Indonesia Persero Tbk PT	17,566,300	4,547,839
		8,973,516
Japan — 1.2%
Unicharm Corp.	584,400	4,578,136
Luxembourg — 3.6%
Globant SA (a)	66,017	14,082,746
Mexico — 3.8%
Banco del Bajio SA (b)	1,794,001	4,119,225
Qualitas Controladora SAB de CV (c)	556,540	4,634,252
Wal-Mart de Mexico SAB de CV	2,296,074	5,981,183
		14,734,660

Statement of Investments (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 99.4% (continued)
Peru — 2.3%
Credicorp Ltd.	49,438	9,052,098
Philippines — .0%
GT Capital Holdings, Inc.	1	8
Singapore — 3.4%
Trip.com Group Ltd. (a)	185,450	13,447,320
South Africa — 1.5%
Clicks Group Ltd.	316,293	6,087,995
South Korea — 2.7%
SK Hynix, Inc.	76,777	10,525,794
Taiwan — 23.1%
Advantech Co. Ltd.	749,000	8,546,497
ASE Technology Holding Co. Ltd.	1,174,000	5,919,786
Chroma ATE, Inc.	654,000	7,306,928
Delta Electronics, Inc.	763,000	10,080,152
MediaTek, Inc.	319,000	14,103,042
Sinbon Electronics Co. Ltd.	699,000	5,613,651
Taiwan Semiconductor Manufacturing Co. Ltd.	1,137,000	38,592,851
		90,162,907
Uruguay — 3.5%
MercadoLibre, Inc. (a)	7,145	13,734,048
Total Common Stocks (cost $303,899,105)		388,119,004

	1-Day Yield (%)
Investment Companies — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $266,700)	4.42	266,700	266,700
Investment of Cash Collateral for Securities Loaned — .1%
Registered Investment Companies — .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $262,152)	4.42	262,152	262,152
Total Investments (cost $304,427,957)		99.6%	388,647,856
Cash and Receivables (Net)		.4%	1,581,480
Net Assets		100.0%	390,229,336

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, these securities amounted to $13,745,058 or 3.5% of net assets.

(c)
Security, or portion thereof, on loan. At January 31, 2025, the value of the fund’s securities on loan was $242,546 and the value of the collateral was
$262,152, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Global Emerging Markets Fund

January 31, 2025 (Unaudited)
The following is a summary of the inputs used as of January 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	196,453,345	191,665,659††	—	388,119,004
Investment Companies	528,852	—	—	528,852
	196,982,197	191,665,659	—	388,647,856

†	See Statement of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At January 31, 2025, accumulated net unrealized appreciation on investments was $84,219,899, consisting of $97,418,750 gross unrealized appreciation and $13,198,851 gross unrealized depreciation.
At January 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.